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                                                                     Exhibit n.1
                                                                     -----------

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Ameritrans Capital Corporation and Subsidiaries

         We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form N-2 and the inclusion of our report dated August 12, 1998, with respect to the consolidated financial statements for the years ended June 30, 1998 and 1997.

                                                    MARCUM & KLIEGMAN LLP

New York, New York
July 12, 1999